SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
             the Securities Exchange Act of 1934


                       SEPTEMBER 29, 1998
        (Date of Report; Date of Earliest Event Reported)

                      UNITED RENTALS, INC.
              UNITED RENTALS (NORTH AMERICA), INC.
                   (Exact Name of Registrants)



Delaware                    1-14387               06-1522496
Delaware                    1-13663               06-1493538
(State of          (Commission File Numbers)      (IRS Employer
Incorporation)                                    Identification
                                                  Numbers)



                   FOUR GREENWICH OFFICE PARK
                  GREENWICH, CONNECTICUT 06830
            (Address of Principal Executive Offices)



                         (203) 622-3131
      (Registrants' telephone number, including area code)


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Item 2.   ACQUISITION OF ASSETS.

          On September 29, 1998, the merger (the "Merger") of United Rentals, Inc. ("United Rentals") and U.S. Rentals, Inc. ("U.S. Rentals") was completed. The Merger was effected by having UR Acquisition Corporation, a wholly-owned subsidiary of United Rentals, merge with and into U.S. Rentals. Following the Merger, United Rentals contributed the capital stock of U.S. Rentals to United Rentals (North America), Inc. ("URI"), a wholly owned subsidiary of United Rentals. U.S. Rentals will be operated as a subsidiary of URI.

          Pursuant to the Merger, each outstanding share of common stock of U.S. Rentals was converted into the right to receive 0.9625 of a share (the "Exchange Ratio") of common stock of United Rentals (and cash in lieu of any fraction of a share). An aggregate of approximately 29.6 million shares of United Rentals common stock will be issued in the Merger in exchange for the outstanding shares of U.S. Rentals common stock (with up to approximately 4 million additional shares of United Rentals common stock being issuable in the future in respect of options that had previously been issued to employees and directors of U.S. Rentals and were assumed by United Rentals in connection with the Merger). In addition, URI assumed approximately $413.6 million of indebtedness of U.S. Rentals pursuant to the Merger. A portion of such indebtedness (approximately $392.0 million was refinanced through a new $750 million revolving credit facility that URI obtained concurrently with the closing of the Merger.

          The following changes were made to the Board of Directors of United Rentals in connection with the Merger: Richard D. Colburn (chairman of U.S. Rentals prior to the Merger) was appointed a director and chairman emeritus; William F. Berry (president and chief executive officer of U.S. Rentals prior to the Merger) was appointed a director; and John S. McKinney (chief financial officer of U.S. Rentals prior to the Merger) was appointed a director. The six members of the Board of Directors prior to the Merger are continuing as directors.

          The following changes were made to the officers of United Rentals (and URI) in connection with the Merger: (i) Wayland R. Hicks (president and chief operating officer of United Rentals and URI prior to the Merger) became vice chairman while continuing as chief operating officer, (ii) William F. Berry became president and (iii) John S. McKinney became vice president, finance. Bradley S. Jacobs, John N. Milne, Michael J.
Nolan and Robert P. Miner continue to serve in the respective positions held by them prior to the Merger.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA
          FINANCIAL INFORMATION AND EXHIBIT

         (a)  Financial Statements of Business Acquired

          Historical financial statements of U.S. Rentals (and the notes thereto) have previously been filed with the Securities and Exchange Commission (the "Commission") and are incorporated herein by reference to Exhibits K, L and M to the Joint Proxy
Statement/Prospectus forming part of U.S. Rentals' Registration Statement on Form S-4 filed with the Commission on September 10, 1998
(Registration No. 333-63171; the "Registration Statement").

          (b)  Pro Forma Financial Information

          Pro forma financial information with respect to the Merger has previously been filed with the Commission and is incorporated herein by reference to the combined unaudited pro forma condensed financial statements of United Rentals and U.S. Rentals, and the notes and supplemental information with respect thereto, included under the caption "Combined Unaudited Pro Forma Condensed
Financial Statements" in the Joint Proxy Statement/Prospectus forming part of the Registration Statement.

          (c)  Exhibit

          2    Amended and Restated Agreement and Plan
               of Merger, dated as of August 31, 1998, among U.S.
               Rentals, Inc., United Rentals, Inc. and UR
               Acquisition Corporation (incorporated by reference to Exhibit A to the Joint Proxy
               Statement/Prospectus forming part of the
               Registration Statement)

                        SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 8, 1998        UNITED RENTALS, INC.


                              By:     /s/ MICHAEL J. NOLAN
                              Name:   Michael J. Nolan
                              Title:  Chief Financial Officer

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 8, 1998       UNITED RENTALS (NORTH AMERICA), INC.


                             By:     /s/MICHAEL J. NOLAN
                             Name:   Michael J. Nolan
                             Title:  Chief Financial Officer

                          EXHIBIT INDEX


Exhibit No.    Description



2              Amended and Restated Agreement and Plan
               of Merger, dated as of August 31, 1998, among U.S.
               Rentals, Inc., United Rentals, Inc. and UR
               Acquisition Corporation (incorporated by reference to Exhibit A to the Joint Proxy
               Statement/Prospectus forming part of the
               Registration Statement)